SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): November 19, 2008

WATERSIDE CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	811-08387	54-1694665
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3092 Brickhouse Court, Virginia Beach, Virginia	23452
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (757) 626-1111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 27, 2009, the Registrant issued a press release entitled “Waterside Capital Announces Earnings Release.” The press release disclosed the Registrant’s second quarter fiscal year 2009 financial results.

ITEM 8.01.	OTHER IMPORTANT INFORMATION

Waterside Capital Corporation relocated its office to 3092 Brickhouse Court, Virginia Beach, VA 23452 as of February 20, 2009.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of businesses acquired.

Not Applicable.

(b)	Pro forma financial information.

Not Applicable.

(c)	Shell company transactions.

Not Applicable.

(d)	Exhibits.

99.1	Press Release dated February 27, 2009 entitled “Waterside Capital Announces Earnings Release.”

Pursuant to the requirement of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Waterside Capital Corporation

By:	/s/ Franklin P. Earley
Chief Executive Officer

Dated: February 27, 2009

EXHIBIT INDEX

Number	Description of Exhibit
99.1	Press Release dated February 27, 2009 entitled “Waterside Capital Announces Earnings Release.”

4